                                                                    EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY

                                      FOR
          OFFER TO EXCHANGE ALL OUTSTANDING 7 3/8% NOTES DUE 2006 AND
                     7 3/4% NOTES DUE 2011 IN EXCHANGE FOR
              NEW 7 3/8% NOTES DUE 2006 AND 7 3/4% NOTES DUE 2011
                                       OF
                           SIMON PROPERTY GROUP, L.P.

    As set forth in the Prospectus dated April 24, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus") of Simon Property
Group, L.P. (the "Operating Partnership") under the caption "The Exchange
Offer--Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent must be used to tender any of the Operating
Partnership's 7 3/8% Notes due 2006 (the "Unregistered 2006 Notes") and 7 3/4%
Notes due 2011 (the "Unregistered 2011 Notes," and, together with the
Unregistered 2006 Notes, the "Unregistered Notes"), pursuant to the exchange offer, if (i) certificates representing the Unregistered Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit a holder's Letter of Transmittal, certificates representing the Unregistered Notes to be tendered and all other required documents to reach The
Chase Manhattan Bank (the "Exchange Agent") prior to the Expiration Date, or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange
Agent as set forth below.

    Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.

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  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 25,
          2001, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            THE CHASE MANHATTAN BANK

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
            BY FACSIMILE:               BY MAIL, HAND OR OVERNIGHT COURIER:

          (212) 638-7375 OR                  THE CHASE MANHATTAN BANK
           (212) 344-9367                   55 WATER STREET, 2ND FLOOR
  (FOR ELIGIBLE INSTITUTIONS ONLY)           ROOM 234, NORTH BUILDING
        CONFIRM BY TELEPHONE:                   NEW YORK, NY 10041
           (212) 638-0459                     ATTENTION: VICTOR MATIS
        CONTACT: VICTOR MATIS

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tender(s) to the Operating Partnership, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the series and principal amount of Unregistered Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Unregistered Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Operating Partnership to be necessary or desirable for the perfection of the undersigned's tender.

    Tenders may be withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Operating Partnership and the Trustee as evidence of the undersigned's tender of Unregistered Notes.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE
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
SIGNATURES OF REGISTERED HOLDER(S) OR      DATE: ____________________________________
__________________________________________

AUTHORIZED SIGNATORY:
__________________________________________

ADDRESS:
__________________________________________

NAME(S) OF REGISTERED HOLDER(S):           AREA CODE AND TELEPHONE NO.:
__________________________________________ __________________________________________
__________________________________________ __________________________________________

SERIES OF ORIGINAL SECURITIES TENDERED:    IF ORIGINAL SECURITIES WILL BE DELIVERED
                                           BY BOOK-ENTRY TRANSFER, COMPLETE THE
                                           FOLLOWING:

__________________________________________ DEPOSITORY ACCOUNT
                                           NO. ___________________

PRINCIPAL AMOUNT OF ORIGINAL SECURITIES
TENDERED:
__________________________________________

CERTIFICATE NO.(S) OF ORIGINAL SECURITIES
(IF AVAILABLE):
__________________________________________
__________________________________________

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This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their names appear on certificates for Unregistered Notes or on a security position listing as the owner of Unregistered Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Operating Partnership of such person's authority to so act.

  Please print name(s) and address(es)

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
NAME(S):
-------------------------------------------
-------------------------------------------
-------------------------------------------

CAPACITY:
-------------------------------------------

ADDRESS(ES):
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-------------------------------------------
-------------------------------------------
-------------------------------------------

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DO NOT SEND UNREGISTERED NOTES WITH THIS FORM. UNREGISTERED NOTES SHOULD BE SENT
TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Unregistered Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Unregistered Notes into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering"), and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

   NAME OF FIRM: ____________________________________________________________
   AUTHORIZED SIGNATURE: ____________________________________________________
   ADDRESS: _________________________________________________________________
   __________________________________________________________________________
   NAME: ____________________________________________________________________
   TITLE: ___________________________________________________________________
   AREA CODE AND TELEPHONE NO.: _____________________________________________
   DATE: ____________________________________________________________________

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